Exhibit 99.1

NEWS RELEASE

Halcón Resources Announces Third Quarter 2016 Results

HOUSTON, TEXAS — November 9, 2016 — Halcón Resources Corporation (NYSE:HK) (“Halcón” or the “Company”) today announced its third quarter 2016 results.

Production for the three months ended September 30, 2016 averaged 34,185 barrels of oil equivalent per day (Boe/d).  Production was comprised of 76% oil, 13% natural gas liquids (NGLs) and 11% natural gas for the quarter.  The Company shut-in approximately 7,000 Boe/d of net production during the third quarter due to low commodity prices.  This production was brought back online in early October 2016.  Halcón expects fourth quarter net production to be between 39,000 and 41,000 Boe/d and D&C capex to be approximately $45 to $50 million.

Halcón generated total revenues of $102.5 million for the third quarter of 2016.  In addition, Halcón realized a net gain on settled derivative contracts of $80.0 million during the quarter.

Excluding the impact of hedges, Halcón realized 89% of the average NYMEX oil price, 18% of the average NYMEX oil price for NGLs and 54% of the average NYMEX natural gas price during the third quarter of 2016.

Total operating costs per unit were $24.89 per Boe during the third quarter.  After adjusting for selected items, total operating costs per unit (see Selected Operating Data table for additional information), were $17.33 per Boe and $17.12 per Boe for the three and nine months ended September 30, 2016, respectively, a 5% decline from the nine month period ended a year earlier.

Liquidity and Capital Spending

As of September 30, 2016 Halcón’s liquidity was approximately $369 million, which consisted of $367 million of undrawn capacity on the Company’s revolver plus $2 million in cash and cash equivalents.  The Company’s senior revolving credit facility is scheduled for its next borrowing base redetermination in May of 2017.  Based on current strip pricing, Halcón is anticipated to generate positive cash flow for the remainder of 2016 and be approximately break-even for 2017 based on its preliminary 2017 drilling plan of one rig growing to two rigs in April of 2017.

During the third quarter of 2016, the Company incurred capital costs of $36 million on drilling and completions, and $2 million on infrastructure, seismic and leasehold acquisitions.  In addition, Halcón incurred $18 million for capitalized interest, G&A and other in the third quarter.

Hedging Update

Halcón has 26,000 Bbl/d of oil hedged for the last three months of 2016 at an average price of $76.60 per barrel.  For 2017, the Company has 14,750 Bbl/d of oil hedged at an average price of $55.02 per barrel.  Halcón estimates the pre-tax mark-to-market value of its hedge portfolio to be approximately $92 million as of November 7, 2016.

Operations Update

The Company is currently running 1 operated rig in the Fort Berthold area of the Williston Basin and plans to keep this rig running there through 2017.  Halcón is tentatively planning to add a second operated rig in the Williston Basin in April of 2017 depending on oil prices and other factors.  This second rig will initially drill a 5 well pad in the Company’s Williams County area before moving to the Fort Berthold area.  Halcón currently has 16 wells in the Bakken being completed or waiting on completion.

Bakken/Three Forks

The Company operated an average of 1 rig in the Williston Basin during the third quarter of 2016.

Halcón spudded 6 wells and put 2 wells online in the Fort Berthold area of the Williston Basin during the three months ended September 30, 2016.  The Company participated in 15 non-operated wells with an average working interest of 9% during the third quarter.  Production averaged 25,231 Boe/d during the third quarter of 2016 in the Williston Basin including the impact of approximately 7,000 boe/d shut in during the quarter.

Halcón currently has working interests in approximately 119,000 net acres prospective for the Bakken and Three Forks formations in the Williston Basin, substantially all of which is held by production (HBP).  With one operated rig running, the Company plans to spud 7 gross operated wells with an average working interest of approximately 89% and expects to put approximately 15 gross operated wells online over the remaining three months of 2016.  Halcón also expects to participate in 5 to 10 gross non-operated wells over the last three months of 2016 with an average working interest of approximately 5%.  Halcón expects operated wells put online over the remainder of 2016 and 2017 in Fort Berthold to have an average EUR in excess of 900 MBoe.  The Company expects the wells it puts online in Williams County in 2017 to have average EURS in excess of 700 MBoe.  The Company estimates it has approximately 100 gross operated locations that are economic at current strip pricing in Williams County.  Current operated drilling and completion costs are anticipated to be $5.9 million in Fort Berthold and $5.2 million in Williams County.

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Halcón is currently the operator of 216 producing Bakken wells and 68 Three Forks wells.

“El Halcón” - East Texas Eagle Ford

The Company did not run an operated rig in El Halcón during the third quarter of 2016 and no wells were put online during the quarter.  Halcón anticipates adding a rig back to this area when oil prices improve.  Halcón is currently evaluating the impact of enhanced frac designs on its El Halcón acreage with the goal of improving ultimate recoveries and economics.

Halcón currently has working interests in approximately 80,000 net acres prospective for the Eagle Ford formation in East Texas, approximately 82% of which is HBP.  The Company currently operates 112 El Halcón wells. Production for the quarter averaged 6,693 Boe/d in the El Halcón area.

Fresh Start Accounting

Halcón adopted fresh-start accounting as of September 9, 2016, the effective date of its emergence from chapter 11 bankruptcy proceedings, resulting in the Company becoming a new entity for financial reporting purposes.  Upon the adoption of fresh-start accounting, Halcón’s assets and liabilities were recorded at their fair values as of the fresh-start reporting date, and as a result the Company’s unaudited condensed consolidated financial statements subsequent to September 9, 2016 may not be comparable to its financial statements prior to September 9, 2016.  Please review Halcón’s Form 10-Q for the third quarter of 2016 for further details regarding fresh-start accounting and the financial information presented at the end of this release.

Conference Call Information

Halcón Resources Corporation has scheduled a conference call for Thursday, November 10, 2016, at 10:00 a.m. EST (9:00 a.m. CST).  Investors may participate in the conference call via telephone by dialing (877) 810-3368 for domestic callers or (914) 495-8561 for international callers, in both cases using conference ID 94707346, and asking for the Halcón call a few minutes prior to the start time.

The conference call will also be webcast live over the Internet on the Company’s website at http://www.halconresources.com in the Investor Relations section under Events & Presentations.

About Halcón Resources

Halcón Resources Corporation is an independent energy company engaged in the acquisition, production, exploration and development of onshore oil and natural gas properties in the United States.

For more information contact Quentin Hicks, Senior Vice President of Finance & Investor Relations, at 832-538-0557 or qhicks@halconresources.com.

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Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved.  This release may also use the term “EUR” to describe estimates of potentially recoverable hydrocarbons that the SEC rules prohibit from being included in filings with the SEC. These are based on the Company’s internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. These quantities do not constitute “reserves” within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or SEC rules and are subject to substantially greater uncertainties relating to recovery than reserves. “EUR,” or Estimated Ultimate Recovery, refers to our management’s internal estimates based on per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area. For areas where the Company has no or very limited operating history, EURs are based on publicly available information relating to operations of producers operating in such areas.  For areas where the Company has sufficient operating data to make its own estimates, EURs are based on internal estimates by the Company’s management and reserve engineers. Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, effects on market price of the Company’s common stock and on the Company’s ability to access the capital markets, and the risks set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and other filings submitted by the Company to the SEC, copies of which may be obtained from the SEC’s website at www.sec.gov or through the Company’s website at www.halconresources.com.  Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company’s expectations.

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HALCÓN RESOURCES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share amounts)

	Successor	Predecessor
	Period from September 10, 2016	Period from July 1, 2016	Three Months
	through September 30, 2016	through September 9, 2016	Ended September 30, 2015
Operating revenues:
Oil, natural gas and natural gas liquids sales:
Oil	$21,260	$74,002	$121,845
Natural gas	823	2,610	5,058
Natural gas liquids	798	2,488	2,615
Total oil, natural gas and natural gas liquids sales	22,881	79,100	129,518
Other	226	247	421
Total operating revenues	23,107	79,347	129,939

Operating expenses:
Production:
Lease operating	3,791	12,473	22,248
Workover and other	1,565	6,801	4,769
Taxes other than income	2,173	7,442	12,102
Gathering and other	2,637	7,376	9,091
Restructuring	—	95	434
General and administrative	16,681	17,317	21,027
Depletion, depreciation and accretion	9,051	25,618	77,071
Full cost ceiling impairment	420,934	—	511,882
Total operating expenses	456,832	77,122	658,624
Income (loss) from operations	(433,725)	2,225	(528,685)
Other income (expenses):
Net gain (loss) on derivative contracts	(7,575)	17,783	204,621
Interest expense and other, net	(5,479)	(16,136)	(57,977)
Reorganization items	(556)	913,722	—
Gain (loss) on extinguishment of debt	—	—	535,141
Total other income (expenses)	(13,610)	915,369	681,785
Income (loss) before income taxes	(447,335)	917,594	153,100
Income tax benefit (provision)	(3,357)	8,666	(6,025)
Net income (loss)	(450,692)	926,260	147,075
Series A preferred dividends	—	(2,451)	(4,196)
Preferred dividends and accretion on redeemable noncontrolling interest	(791)	(7,388)	(19,351)
Net income (loss) available to common stockholders	$(451,483)	$916,421	$123,528

Net income (loss) per share of common stock:
Basic	$(4.96)	$7.58	$1.05
Diluted	$(4.96)	$6.06	$0.88
Weighted average common shares outstanding:
Basic	91,071	120,905	117,211
Diluted	91,071	151,876	150,958

HALCÓN RESOURCES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (Continued)

(In thousands, except per share amounts)

	Successor	Predecessor
	Period from September 10, 2016	Period from January 1, 2016	Nine Months
	through September 30, 2016	through September 9, 2016	Ended September 30, 2015
Operating revenues:
Oil, natural gas and natural gas liquids sales:
Oil	$21,260	$248,064	$404,368
Natural gas	823	9,511	17,595
Natural gas liquids	798	7,929	10,572
Total oil, natural gas and natural gas liquids sales	22,881	265,504	432,535
Other	226	1,339	1,622
Total operating revenues	23,107	266,843	434,157

Operating expenses:
Production:
Lease operating	3,791	50,032	81,266
Workover and other	1,565	22,507	11,614
Taxes other than income	2,173	24,453	37,246
Gathering and other	2,637	29,279	30,583
Restructuring	—	5,168	2,664
General and administrative	16,681	83,641	68,098
Depletion, depreciation and accretion	9,051	120,555	297,409
Full cost ceiling impairment	420,934	754,769	2,014,518
Other operating property and equipment impairment	—	28,056	—
Total operating expenses	456,832	1,118,460	2,543,398
Income (loss) from operations	(433,725)	(851,617)	(2,109,241)
Other income (expenses):
Net gain (loss) on derivative contracts	(7,575)	(17,998)	216,805
Interest expense and other, net	(5,479)	(122,249)	(180,206)
Reorganization items	(556)	913,722	—
Gain (loss) on extinguishment of debt	—	81,434	557,907
Gain (loss) on extinguishment of Convertible Note and modification of February 2012 Warrants	—	—	(8,219)
Total other income (expenses)	(13,610)	854,909	586,287
Income (loss) before income taxes	(447,335)	3,292	(1,522,954)
Income tax benefit (provision)	(3,357)	8,666	(6,224)
Net income (loss)	(450,692)	11,958	(1,529,178)
Series A preferred dividends	—	(8,847)	(13,999)
Preferred dividends and accretion on redeemable noncontrolling interest	(791)	(35,905)	(39,069)
Net income (loss) available to common stockholders	$(451,483)	$(32,794)	$(1,582,246)

Net income (loss) per share of common stock:
Basic	$(4.96)	$(0.27)	$(15.28)
Diluted	$(4.96)	$(0.27)	$(15.28)
Weighted average common shares outstanding:
Basic	91,071	120,513	103,525
Diluted	91,071	120,513	103,525

HALCÓN RESOURCES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(In thousands, except share and per share amounts)

	Successor	Predecessor
	September 30, 2016	December 31, 2015
Current assets:
Cash	$2,011	$8,026
Accounts receivable	125,244	173,624
Receivables from derivative contracts	70,835	348,861
Restricted cash	165	16,812
Prepaids and other	7,713	9,270
Total current assets	205,968	556,593
Oil and natural gas properties (full cost method):
Evaluated	1,202,727	7,060,721
Unevaluated	329,218	1,641,356
Gross oil and natural gas properties	1,531,945	8,702,077
Less - accumulated depletion	(429,361)	(5,933,688)
Net oil and natural gas properties	1,102,584	2,768,389
Other operating property and equipment:
Gas gathering and other operating assets	38,097	130,090
Less - accumulated depreciation	(203)	(22,435)
Net other operating property and equipment	37,894	107,655
Other noncurrent assets:
Receivables from derivative contracts	2,816	16,614
Debt issuance costs, net	—	7,633
Funds in escrow and other	1,786	1,808
Total assets	$1,351,048	$3,458,692

Current liabilities:
Accounts payable and accrued liabilities	$170,992	$295,085
Liabilities from derivative contracts	1,415	—
Other	4,938	163
Total current liabilities	177,345	295,248
Long-term debt, net	1,004,524	2,873,637
Other noncurrent liabilities:
Liabilities from derivative contracts	1,122	290
Asset retirement obligations	31,082	46,853
Other	4,139	6,264
Commitments and contingencies
Mezzanine equity:
Redeemable noncontrolling interest	—	183,986
Stockholders’ equity:
Predecessor Preferred stock: 1,000,000 shares of $0.0001 par value authorized; 244,724 shares of 5.75% Cumulative Perpetual Convertible Series A, issued and outstanding	—	—
Predecessor Common stock: 1,340,000,000 shares of $0.0001 par value authorized; 122,523,559 shares issued and outstanding	—	12
Predecessor Additional paid-in capital	—	3,283,097
Successor Common stock: 1,000,000,000 shares of $0.0001 par value authorized; 92,638,093 shares issued and outstanding	9	—
Successor Additional paid-in capital	584,310	—
Retained earnings (accumulated deficit)	(451,483)	(3,230,695)
Total stockholders’ equity	132,836	52,414
Total liabilities and stockholders’ equity	$1,351,048	$3,458,692

HALCÓN RESOURCES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(In thousands)

	Successor	Predecessor
	Period from	Period from
	September 10, 2016 through September 30, 2016	July 1, 2016 through September 9, 2016	Three Months Ended September 30, 2015
Cash flows from operating activities:
Net income (loss)	$(450,692)	$926,260	$147,075
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depletion, depreciation and accretion	9,051	25,618	77,071
Full cost ceiling impairment	420,934	—	511,882
Share-based compensation, net	13,196	1,224	3,035
Unrealized loss (gain) on derivative contracts	30,338	39,451	(89,741)
Amortization and write-off of deferred loan costs	—	3,347	1,910
Non-cash interest and amortization of discount and premium	377	246	320
Reorganization items	560	(929,084)
Loss (gain) on extinguishment of debt	—	—	(535,141)
Accrued settlements on derivative contracts	(22,695)	23,072	(11,022)
Other income (expense)	(94)	(8,206)	797
Cash flow from operations before changes in working capital	975	81,928	106,186
Changes in working capital	11,347	(49,323)	8,478
Net cash provided by (used in) operating activities	12,322	32,605	114,664

Cash flows from investing activities:
Oil and natural gas capital expenditures	(10,289)	(56,359)	(123,990)
Other operating property and equipment capital expenditures	(231)	(64)	(2,435)
Funds held in escrow and other	(1,721)	26	(24)
Net cash provided by (used in) investing activities	(12,241)	(56,397)	(126,449)

Cash flows from financing activities:
Proceeds from borrowings	30,000	461,000	283,000
Repayments of borrowings	(32,000)	(332,000)	(263,000)
Cash payments to Noteholders and Preferred Holders	(10,013)	(97,521)	—
Debt issuance costs	—	(791)	(7,091)
Series A preferred dividends	—	—	(4,656)
Offering costs and other	—	(126)	(187)
Net cash provided by (used in) financing activities	(12,013)	30,562	8,066

Net increase (decrease) in cash	(11,932)	6,770	(3,719)

Cash at beginning of period	13,943	7,173	9,973
Cash at end of period	$2,011	$13,943	$6,254

Supplemental cash flow information:
Cash paid (received) for reorganization items	$(4)	$15,362	$—

Disclosure of non-cash investing and financing activities:
Accrued capitalized interest	$—	$(21,579)	$2,172
Asset retirement obligations	8	20	651
Preferred dividends on redeemable noncontrolling interest paid-in-kind	791	2,674	3,209
Accretion of redeemable noncontrolling interest	—	4,714	16,142
Accrued debt issuance costs	—	272	—
Third Lien Notes issued on conversion of senior notes	—	—	1,017,994

HALCÓN RESOURCES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (Continued)

(In thousands)

	Successor	Predecessor
	Period from September 10, 2016	Period from January 1, 2016	Nine Months
	through September 30, 2016	through September 9, 2016	Ended September 30, 2015
Cash flows from operating activities:
Net income (loss)	$(450,692)	$11,958	$(1,529,178)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depletion, depreciation and accretion	9,051	120,555	297,409
Full cost ceiling impairment	420,934	754,769	2,014,518
Other operating property and equipment impairment	—	28,056	—
Share-based compensation, net	13,196	4,876	11,245
Unrealized loss (gain) on derivative contracts	30,338	263,732	93,972
Amortization and write-off of deferred loan costs	—	6,371	6,002
Non-cash interest and amortization of discount and premium	377	1,515	2,029
Reorganization items	560	(929,084)	—
Loss (gain) on extinguishment of debt	—	(81,434)	(557,907)
Loss (gain) on extinguishment of Convertible Note and modification of February 2012 Warrants	—	—	8,219
Accrued settlements on derivative contracts	(22,695)	—	(37,803)
Other income (expense)	(94)	(4,233)	5,805
Cash flow from operations before changes in working capital	975	177,081	314,311
Changes in working capital	11,347	(1,733)	17,883
Net cash provided by (used in) operating activities	12,322	175,348	332,194

Cash flows from investing activities:
Oil and natural gas capital expenditures	(10,289)	(226,617)	(531,741)
Other operating property and equipment capital expenditures	(231)	(950)	(9,913)
Funds held in escrow and other	(1,721)	(207)	2,988
Net cash provided by (used in) investing activities	(12,241)	(227,774)	(538,666)

Cash flows from financing activities:
Proceeds from borrowings	30,000	886,000	1,579,000
Repayments of borrowings	(32,000)	(727,648)	(1,392,000)
Cash payments to Noteholders and Preferred Holders	(10,013)	(97,521)	—
Debt issuance costs	—	(1,977)	(25,703)
Series A preferred dividends	—	—	(4,656)
Common stock issued	—	—	15,354
Offering costs and other	—	(511)	(2,982)
Net cash provided by (used in) financing activities	(12,013)	58,343	169,013

Net increase (decrease) in cash	(11,932)	5,917	(37,459)

Cash at beginning of period	13,943	8,026	43,713
Cash at end of period	$2,011	$13,943	$6,254

Supplemental cash flow information:
Cash paid (received) for reorganization items	$(4)	$15,362	$—

Disclosure of non-cash investing and financing activities:
Accrued capitalized interest	$—	$(23,966)	$(442)
Asset retirement obligations	8	939	2,405
Series A preferred dividends paid in common stock	—	—	9,803
Preferred dividends on redeemable noncontrolling interest paid-in-kind	791	9,329	9,340
Accretion of redeemable noncontrolling interest	—	26,576	29,084
Change in fair value of redeemable noncontrolling interest	—	—	645
Accrued debt issuance costs	—	1,176	—
Common stock issued on conversion of senior notes	—	—	231,383
Third Lien Notes issued on conversion of senior notes	—	—	1,017,994

HALCÓN RESOURCES CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016(3)	2015	2016(3)	2015

Production volumes:
Crude oil (MBbls)	2,377	2,993	7,651	9,096
Natural gas (MMcf)	2,239	2,300	7,081	7,444
Natural gas liquids (MBbls)	395	371	1,176	1,046
Total (MBoe)	3,145	3,748	10,007	11,383
Average daily production (Boe/d)	34,185	40,739	36,522	41,696

Average prices:
Crude oil (per Bbl)	$40.08	$40.71	$35.20	$44.46
Natural gas (per Mcf)	1.53	2.20	1.46	2.36
Natural gas liquids (per Bbl)	8.32	7.05	7.42	10.11
Total per Boe	32.43	34.56	28.82	38.00

Cash effect of derivative contracts:
Crude oil (per Bbl)	$33.56	$37.73	$34.97	$33.54
Natural gas (per Mcf)	0.10	0.85	0.13	0.77
Natural gas liquids (per Bbl)	—	—	—	—
Total per Boe	25.44	30.65	26.83	27.30

Average prices computed after cash effect of settlement of derivative contracts:
Crude oil (per Bbl)	$73.64	$78.44	$70.17	$78.00
Natural gas (per Mcf)	1.63	3.05	1.59	3.13
Natural gas liquids (per Bbl)	8.32	7.05	7.42	10.11
Total per Boe	57.87	65.21	55.65	65.30

Average cost per Boe:
Production:
Lease operating	$5.17	$5.94	$5.38	$7.14
Workover and other	2.66	1.27	2.41	1.02
Taxes other than income	3.06	3.23	2.66	3.27
Gathering and other, as adjusted (1)	2.23	2.02	2.24	1.94
Restructuring	0.03	0.12	0.52	0.23
General and administrative, as adjusted (1)	4.21	4.58	4.43	4.70

(1) Represents gathering and other and general and administrative costs per Boe, adjusted for items noted in the reconciliation below:

General and administrative:
General and administrative, as reported	$10.82	$5.61	$10.03	$5.98
Share-based compensation:
Non-cash	(4.59)	(0.81)	(1.81)	(0.99)
Transaction costs, key employee retention agreements and other:
Cash	(2.02)	(0.22)	(3.79)	(0.29)
General and administrative, as adjusted	$4.21	$4.58	$4.43	$4.70

Gathering and other, as reported	$3.18	$2.43	$3.19	$2.69
Rig termination / stacking charges	(0.95)	(0.41)	(0.95)	(0.75)
Gathering and other, as adjusted	$2.23	$2.02	$2.24	$1.94

Total operating costs, as reported	$24.89	$18.48	$23.67	$20.10
Total adjusting items	(7.56)	(1.44)	(6.55)	(2.03)
Total operating costs, as adjusted(2)	$17.33	$17.04	$17.12	$18.07

(2) Represents lease operating, workover and other expense, taxes other than income, gathering and other expense and general and administrative costs per Boe, adjusted for items noted in reconciliation above.

(3) For illustrative purposes, the Company has combined the Successor and Predecessor results to derive combined results for the three and nine-month periods ended September 30, 2016. The combination was generated by addition of comparable financial statement line items. However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor may not be comparable to those of the Predecessor. The financial information preceding the table above provides the Successor and the Predecessor GAAP results for the applicable periods. The Company believes that subject to consideration of the impact of fresh-start reporting, combining the results of the Predecessor and Successor provide meaningful information about, for instance, production, revenues and costs, that assist a reader in understanding the Company’s financial results for the applicable periods.

HALCÓN RESOURCES CORPORATION

SELECTED ITEM REVIEW AND RECONCILIATION (Unaudited)

(In thousands, except per share amounts)

	Successor	Predecessor
	Period from September 10, 2016	Period from July 1, 2016	Three Months
	through September 30, 2016	through September 9, 2016	Ended September 30, 2015
As Reported:
Net income (loss) available to common stockholders, as reported	$(451,483)	$916,421	$123,528
Series A preferred dividends	—	2,451	4,196
Preferred dividends and accretion on redeemable noncontrolling interest	791	7,388	19,351
Net income (loss), as reported	(450,692)	926,260	147,075

Impact of Selected Items:
Unrealized loss (gain) on derivatives contracts:
Crude oil	$30,323	$39,271	$(90,760)
Natural gas	15	180	1,019
Total mark-to-market non-cash charge	30,338	39,451	(89,741)
Full cost ceiling impairment	420,934	—	511,882
Loss (gain) on extinguishment of debt	—	—	(535,141)
Deferred financing costs expensed, net (1)	—	2,917	324
Reorganization items	556	(913,722)	—
Restructuring	—	95	434
Rig termination / stacking charges, key employee retention agreements, transaction costs and other	924	(333)	3,186
Selected items, before income taxes	452,752	(871,592)	(109,056)
Income tax effect of selected items (2)	—	—	(16,843)
Selected items, net of tax	452,752	(871,592)	(125,899)

As Adjusted:
Net income (loss) available to common stockholders, excluding selected items	$2,060	$54,668	$21,176
Interest on convertible debt, net	—	1,523	—
Net income (loss) available to common stockholders after assumed conversions, excluding selected items (3)	$2,060	$56,191	$21,176

Basic net income (loss) per common share, as reported	$(4.96)	$7.58	$1.05
Impact of selected items	4.98	(7.13)	(0.87)
Basic net income (loss) per common share, excluding selected items (3)	$0.02	$0.45	$0.18

Diluted net income (loss) per common share, as reported	$(4.96)	$6.06	$0.88
Impact of selected items	4.98	(5.69)	(0.70)
Diluted net income (loss) per common share, excluding selected items (3)(4)	$0.02	$0.37	$0.18

Net cash provided by (used in) operating activities	$12,322	$32,605	$114,664
Changes in working capital	(11,347)	49,323	(8,478)
Cash flow from operations before changes in working capital	975	81,928	106,186
Cash components of selected items	23,615	806	13,830
Income tax effect of selected items (2)	—	—	(1,040)
Cash flow from operations before changes in working capital, adjusted for selected items (3)	$24,590	$82,734	$118,976

(1)	Represents charges related to the write-off of debt issuance costs associated with the Predecessor Credit Agreement.
(2)

For the 2016 (Successor) columns, this represents tax impact using an estimated tax rate of 0.0% due to the Company maintaining a full valuation allowance. For the 2015 (Predecessor) column, this represents tax impact using an estimated tax rate of 37.04%. This column also includes an adjustment for the change in valuation allowance of $(57.2 million) for the three months ended September 30, 2015 (Predecessor).

(3)

Net income (loss) and earnings per share excluding selected items and cash flow from operations before changes in working capital adjusted for selected items are non-GAAP measures presented based on management’s belief that they will enable a user of the financial information to understand the impact of these items on reported results. Additionally, this presentation provides a beneficial comparison to similarly adjusted measurements of prior periods. These financial measures are not measures of financial performance under GAAP and should not be considered as an alternative to net income, earnings per share and cash flow from operations, as defined by GAAP. These financial measures may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Halcón’s performance.

(4)

The impact of selected items for the period of September 10, 2016 through September 30, 2016 (Successor) and the period of July 1, 2016 through September 9, 2016 (Predecessor) was calculated based upon weighted average diluted shares of 91.1 million and 151.9 million, respectively, due to the net income available to common stockholders, excluding selected items. The impact of selected items for the three months ended September 30, 2015 (Predecessor) was calculated based upon weighted average diluted shares of 117.2 million, due to the net income available to Predecessor common stockholders excluding selected items.

HALCÓN RESOURCES CORPORATION

SELECTED ITEM REVIEW AND RECONCILIATION (Unaudited) (Continued)

(In thousands, except per share amounts)

	Successor	Predecessor
	Period from September 10, 2016	Period from January 1, 2016	Nine Months
	through September 30, 2016	through September 9, 2016	Ended September 30, 2015
As Reported:
Net income (loss) available to common stockholders, as reported	$(451,483)	$(32,794)	$(1,582,246)
Series A preferred dividends	—	8,847	13,999
Preferred dividends and accretion on redeemable noncontrolling interest	791	35,905	39,069
Net income (loss), as reported	(450,692)	11,958	(1,529,178)

Impact of Selected Items:
Unrealized loss (gain) on derivatives contracts:
Crude oil	$30,323	$262,813	$90,150
Natural gas	15	919	3,822
Total mark-to-market non-cash charge	30,338	263,732	93,972
Full cost ceiling impairment	420,934	754,769	2,014,518
Other operating property and equipment impairment	—	28,056	—
Loss (gain) on extinguishment of debt	—	(81,434)	(557,907)
Loss (gain) on extinguishment of Convertible Note and modification of February 2012 Warrants	—	—	8,219
Deferred financing costs expensed, net (1)	—	3,582	1,203
Reorganization items	556	(913,722)	—
Restructuring	—	5,168	2,664
Rig termination / stacking charges, key employee retention agreements, transaction costs and other	924	40,689	20,083
Selected items, before income taxes	452,752	100,840	1,582,752
Income tax effect of selected items (2)	—	—	(39,517)
Selected items, net of tax	452,752	100,840	1,543,235

As Adjusted:
Net income (loss) available to common stockholders, excluding selected items	$2,060	$112,798	$14,057
Interest on convertible debt, net	—	10,778	—
Net income (loss) available to common stockholders after assumed conversions, excluding selected items (3)	$2,060	$123,576	$14,057

Basic net income (loss) per common share, as reported	$(4.96)	$(0.27)	$(15.28)
Impact of selected items	4.98	1.21	15.42
Basic net income (loss) per common share, excluding selected items (3)	$0.02	$0.94	$0.14

Diluted net income (loss) per common share, as reported	$(4.96)	$(0.27)	$(15.28)
Impact of selected items	4.98	1.13	15.42
Diluted net income (loss) per common share, excluding selected items (3)(4)	$0.02	$0.86	$0.14

Net cash provided by (used in) operating activities	$12,322	$175,348	$332,194
Changes in working capital	(11,347)	1,733	(17,883)
Cash flow from operations before changes in working capital	975	177,081	314,311
Cash components of selected items	23,615	66,092	54,849
Income tax effect of selected items (2)	—	—	(6,314)
Cash flow from operations before changes in working capital, adjusted for selected items (3)	$24,590	$243,173	$362,846

(1)	Represents charges related to the write-off of debt issuance costs associated with the Predecessor Credit Agreement.
(2)

For the 2016 (Successor) columns, this represents tax impact using an estimated tax rate of 0.0% due to the Company maintaining a full valuation allowance. For the 2015 (Predecessor) column, this represents tax impact using an estimated tax rate of 37.04%. This column also includes an adjustment for the change in valuation allowance of $546.7 million for the nine months ended September 30, 2015 (Predecessor).

(3)

Net income (loss) and earnings per share excluding selected items and cash flow from operations before changes in working capital adjusted for selected items are non-GAAP measures presented based on management’s belief that they will enable a user of the financial information to understand the impact of these items on reported results. Additionally, this presentation provides a beneficial comparison to similarly adjusted measurements of prior periods. These financial measures are not measures of financial performance under GAAP and should not be considered as an alternative to net income, earnings per share and cash flow from operations, as defined by GAAP. These financial measures may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Halcón’s performance.

(4)

The impact of selected items for the period of September 10, 2016 through September 30, 2016 (Successor) and the period of January 1, 2016 thorugh September 9, 2016 (Predecessor) was calculated based upon weighted average diluted shares of 91.1 million and 144.3 million, respectively, due to the net income available to common stockholders, excluding selected items. The impact of selected items for the nine months ended September 30, 2015 (Predecessor) was calculated based upon weighted average diluted shares of 103.6 million, due to the net income available to Predecessor common stockholders excluding selected items.

HALCÓN RESOURCES CORPORATION

EBITDA RECONCILIATION (Unaudited)

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016(2)	2015	2016(2)	2015

Net income (loss), as reported	$475,568	$147,075	$(438,734)	$(1,529,178)
Interest expense	29,780	57,259	132,933	174,666
Depletion, depreciation and accretion	34,669	77,071	129,606	297,409
Full cost ceiling impairment	420,934	511,882	1,175,703	2,014,518
Other operating property and equipment impairment	—	—	28,056	—
Income tax provision (benefit)	(5,309)	6,025	(5,309)	6,224
Share-based compensation	14,420	3,035	18,072	11,245
Interest income	(13)	(17)	(33)	(89)
(Gain) loss on sale of other assets	592	50	430	1,380
EBITDA(1)	$970,641	$802,380	$1,040,724	$976,175
Impact of non-recurring items:
Restructuring	95	434	5,168	2,664
Reorganization items	(913,166)	—	(913,166)	—
Loss (gain) on extinguishment of debt	—	(535,141)	(81,434)	(557,907)
Loss (gain) on extinguishment of Convertible Note and modification of February 2012 Warrants	—	—	—	8,219
Loss (gain) on mark-to-market of embedded derivative and tranche rights	(8,754)	762	(5,734)	3,814
Unrealized loss (gain) on derivatives contracts	69,789	(89,741)	294,070	93,972
Transaction costs, key employee retention agreements and other	6,342	822	37,883	3,609
Rig termination / stacking charges	3,003	1,551	9,464	8,585
Adjusted EBITDA(1)	$127,950	$181,067	$386,975	$539,131

(1)  EBITDA and Adjusted EBITDA are non-GAAP measures. These financial measures are presented based on management’s belief that they will enable a user of the financial information to understand the impact of these items on reported results. Additionally, this presentation provides a beneficial comparison to similarly adjusted measurements of prior periods. These financial measures are not measures of financial performance under GAAP and should not be considered as an alternative to GAAP. These financial measures may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Halcón’s performance.

(2) For illustrative purposes, the Company has combined the Successor and Predecessor results to derive combined results for the three and nine-month periods ended September 30, 2016. The combination was generated by addition of comparable financial statement line items. However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor may not be comparable to those of the Predecessor. The financial information preceding the table above provides the Successor and the Predecessor GAAP results for the applicable periods. The Company believes that subject to consideration of the impact of fresh-start reporting, combining the results of the Predecessor and Successor provide meaningful information about, for instance, production, revenues and costs, that assist a reader in understanding the Company’s financial results for the applicable periods.